Cash and cash equivalents	6 Months Ended
Jun. 30, 2026
Cash and cash equivalents.
Cash and cash equivalents

14.Cash and cash equivalents

	As at
	June 30,	December 31,
(in EUR 000)	2026	2025
Short term deposit	10,553	22,131
Current accounts	53,562	7,870
Total cash and cash equivalents	64,115	30,001

Cash and cash equivalents increased to €64.1 million as at June 30, 2026, compared to €30.0 million as at December 31, 2025 which is mainly due to an increase of current accounts by €45.7 million which is partially offset by a decrease of short term deposits by €11.6 million. The short term deposits relate to term accounts with an initial maturity of 3 months or less, measured at amortized costs.